UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2008

REWARDS NETWORK INC.

(Exact Name of Registrant Specified in its Charter)

Delaware	1-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza, Suite 950 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 31, 2008, Rewards Network Establishment Services Inc., a wholly-owned subsidiary of Rewards Network Inc., entered into a Relationship Agreement with Upromise, Inc. (the “Upromise Agreement”). The Upromise Agreement sets forth the terms and conditions upon which the Company provides a dining rewards program to Upromise members. The term of the Upromise Agreement expires on December 31, 2009, after which the Upromise Agreement continues on a year-to-year basis until either party gives at least 120 days notice of non-renewal. This summary is qualified in its entirety by reference to the Upromise Agreement, a copy of which is attached hereto as Exhibit 10.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Relationship Agreement, dated January 31, 2008, between Rewards Network Establishment Services Inc. and Upromise, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REWARDS NETWORK INC.

By:	/s/ Roya Behnia
Roya Behnia
Senior Vice President, General Counsel, Secretary and Chief Privacy Officer

Dated: February 4, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Relationship Agreement, dated January 31, 2008, between Rewards Network Establishment Services Inc. and Upromise, Inc.